                                                                    EXHIBIT 4.11




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                           HALLIBURTON CAPITAL TRUST I

                    AMENDED AND RESTATED DECLARATION OF TRUST

--------------------------------------------------------------------------------

                         Dated as of __________, ______

                                TABLE OF CONTENTS

                                                     ARTICLE I
                                          DEFINITIONS AND INTERPRETATION

SECTION 1.1             Definitions...............................................................................1

                                                    ARTICLE II
                                                TRUST INDENTURE ACT

SECTION 2.1             Trust Indenture Act; Application..........................................................7
SECTION 2.2             Lists of Holders of Securities............................................................8
SECTION 2.3             Reports by the Property Trustee...........................................................8
SECTION 2.4             Periodic Reports to Property Trustee......................................................8
SECTION 2.5             Evidence of Compliance with Conditions Precedent..........................................8
SECTION 2.6             Events of Default; Waiver.................................................................9
SECTION 2.7             Event of Default; Notice.................................................................10

                                                    ARTICLE III
                                                   ORGANIZATION

SECTION 3.1             Name.....................................................................................11
SECTION 3.2             Office...................................................................................11
SECTION 3.3             Purpose..................................................................................11
SECTION 3.4             Authority................................................................................11
SECTION 3.5             Title to Property of the Trust...........................................................11
SECTION 3.6             Powers and Duties of the Administrative Trustees.........................................11
SECTION 3.7             Prohibition of Actions by the Trust and the Trustees.....................................14
SECTION 3.8             Powers and Duties of the Property Trustee................................................15
SECTION 3.9             Certain Duties and Responsibilities of the Property Trustee..............................17
SECTION 3.10            Certain Rights of Property Trustee.......................................................18
SECTION 3.11            Delaware Trustee.........................................................................20
SECTION 3.12            Execution of Documents...................................................................20
SECTION 3.13            Not Responsible for Recitals or Issuance of Securities...................................21
SECTION 3.14            Duration of Trust........................................................................21
SECTION 3.15            Mergers..................................................................................21

                                                    ARTICLE IV
                                                      SPONSOR

SECTION 4.1             Sponsor's Purchase of Common Securities..................................................22
SECTION 4.2             Responsibilities of the Sponsor..........................................................23
SECTION 4.3             Right to Proceed.........................................................................23

                                                     ARTICLE V
                                                     TRUSTEES

SECTION 5.1             Number of Trustees: Appointment of Co-Trustee............................................24

SECTION 5.2             Delaware Trustee.........................................................................24
SECTION 5.3             Property Trustee; Eligibility............................................................25
SECTION 5.4             Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.........26
SECTION 5.5             Administrative Trustees..................................................................26
SECTION 5.6             Delaware Trustee.........................................................................26
SECTION 5.7             Appointment, Removal and Resignation of Trustees.........................................26
SECTION 5.8             Vacancies Among Trustees.................................................................28
SECTION 5.9             Effect of Vacancies......................................................................28
SECTION 5.10            Meetings.................................................................................29
SECTION 5.11            Delegation of Power......................................................................29
SECTION 5.12            Merger, Conversion, Consolidation or Succession to Business..............................29

                                                    ARTICLE VI
                                                   DISTRIBUTIONS

SECTION 6.1             Distributions............................................................................30

                                                    ARTICLE VII
                                              ISSUANCE OF SECURITIES

SECTION 7.1             General Provisions Regarding Securities..................................................30
SECTION 7.2             Execution and Authentication.............................................................31
SECTION 7.3             Form and Dating..........................................................................31
SECTION 7.4             Registrar and Paying Agent [and Conversion Agent]........................................33
SECTION 7.5             Paying Agent to Hold Money in Trust......................................................33
SECTION 7.6             Replacement Securities...................................................................33
SECTION 7.7             Outstanding Preferred Securities.........................................................34
SECTION 7.8             Preferred Securities in Treasury.........................................................34
SECTION 7.9             Temporary Securities.....................................................................34
SECTION 7.10            Exchange.................................................................................35
SECTION 7.11            Cancellation.............................................................................36
SECTION 7.12            CUSIP Numbers............................................................................36

                                                   ARTICLE VIII
                                               DISSOLUTION OF TRUST

SECTION 8.1             Dissolution of Trust.....................................................................37

                                                    ARTICLE IX
                                               TRANSFER OF INTERESTS

SECTION 9.1             Transfer of Securities...................................................................38
SECTION 9.2             Transfer Procedures and Restrictions.....................................................38
SECTION 9.3             Deemed Security Holders..................................................................40
SECTION 9.4             Book Entry Interests.....................................................................40
SECTION 9.5             Notices to Clearing Agency...............................................................41
SECTION 9.6             Appointment of Successor Clearing Agency.................................................41

                                                     ARTICLE X
                                            LIMITATION OF LIABILITY OF
                                     HOLDERS OF SECURITIES, TRUSTEES OR OTHERS
SECTION 10.1            Liability................................................................................41
SECTION 10.2            Exculpation..............................................................................41
SECTION 10.3            Fiduciary Duty...........................................................................42
SECTION 10.4            Indemnification..........................................................................43
SECTION 10.5            Outside Businesses.......................................................................45
SECTION 10.6            Compensation; Fees.......................................................................45

                                                    ARTICLE XI
                                                    ACCOUNTING

SECTION 11.1            Fiscal Year..............................................................................46
SECTION 11.2            Certain Accounting Matters...............................................................46
SECTION 11.3            Banking..................................................................................47
SECTION 11.4            Withholding..............................................................................47

                                                    ARTICLE XII
                                              AMENDMENTS AND MEETINGS

SECTION 12.1            Amendments...............................................................................47
SECTION 12.2            Meetings of the Holders; Action by Written Consent.......................................48

                                                   ARTICLE XIII
                                        REPRESENTATIONS OF PROPERTY TRUSTEE
                                               AND DELAWARE TRUSTEE

SECTION 13.1            Representations and Warranties of Property Trustee.......................................50
SECTION 13.2            Representations and Warranties of Delaware Trustee.......................................50

                                                    ARTICLE XIV
                                                   MISCELLANEOUS

SECTION 14.1            Notices..................................................................................51
SECTION 14.2            GOVERNING LAW............................................................................52
SECTION 14.3            Intention of the Parties.................................................................53
SECTION 14.4            Headings.................................................................................53
SECTION 14.5            Successors and Assigns...................................................................53
SECTION 14.6            Partial Enforceability...................................................................53
SECTION 14.7            Counterparts.............................................................................53
SECTION 14.8            No Recourse..............................................................................54

                                     -iii-

                                          SECTION OF
                                 TRUST INDENTURE ACT OF 1939,                                   SECTION OF
                                          AS AMENDED                                             INDENTURE
310(a) ........................................................................................ 5.3
310(b) ........................................................................................ 5.3(c), 5.3(d)
311(a) ........................................................................................ 2.2(b)
311(b) ........................................................................................ 2.2(b)
312(a) ........................................................................................ 2.2(a)
312(b) ........................................................................................ 2.2(b)
313 ........................................................................................... 2.3
314(a) ........................................................................................ 2.4; 3.6(j)
314(c) ........................................................................................ 2.5
315(a) ........................................................................................ 3.9
315(b) ........................................................................................ 2.7(a)
315(c) ........................................................................................ 3.9(a)
315(d) ........................................................................................ 3.9(b)
316(a) ........................................................................................ 2.6
316(c) ........................................................................................ 3.6(e)
317(a) ........................................................................................ 3.8(e); 3.8(h)
317(b) ........................................................................................ 3.8(i); 7.5

----------------------

*This Cross-Reference Table does not constitute part of the Declaration of Trust and shall not affect the interpretation of any of its terms or provisions.

                          FORM OF AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                           HALLIBURTON CAPITAL TRUST I

     AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") is dated and effective as of _______, ___, and is made by Chase Manhattan Bank USA, National Association, (the "Delaware Trustee"), JPMorgan Chase Bank, a New York banking corporation (the "Property Trustee"), Halliburton Company, a Delaware corporation (the "Sponsor"), and the Administrative Trustees (as hereinafter defined) for the benefit of the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

                                    RECITALS

     The Sponsor and certain of the Trustees established the Halliburton Capital Trust I (the "Trust") as a trust under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of November 29, 2001 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 29, 2001 for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined), and engaging in only those other activities necessary, advisable or incidental thereto.

     The parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory business trust under the Business Trust Act and that this Declaration shall constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration, and the parties hereto hereby amend and restate each and every term and provision of the Original Declaration of Trust as follows:

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1     Definitions.

     Unless the context otherwise requires:

     (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1 and in Annex I hereto;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to "Articles," "Sections," "Annexes" and "Exhibits" are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

     (f) a reference to the singular includes the plural and vice versa; and

     (g) including means "including without limitation."

     "Administrative Trustee" shall have the meaning set forth in Section
5.1(b).

     "Affiliate" shall have the meaning ascribed to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent, Registrar [or Conversion Agent].

     "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

     "Book Entry Interest" means a beneficial interest in a Global Preferred Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

     "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York or Dallas, Texas are authorized or required by law or executive order to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered the Global Preferred Securities and which shall undertake to effect book entry ownership and transfers of ownership of the Preferred Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry ownership and transfers of ownership of securities deposited with the Clearing Agency.

     "Closing Date" means the ["Time of Delivery"], as such term is defined in the Underwriting Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the United States Securities and Exchange Commission as from time to time constituted or, if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

     "Common Securities" shall have the meaning specified in Section 7.1(a).

     "Common Securities Guarantee" means the guarantee agreement dated as of __________, _____ of the Sponsor in respect of the Common Securities.

     "Common Securities Subscription Agreement" means the subscription agreement dated as of _____, ___ of the Sponsor in respect of the Common Securities.

     "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives, trustees or agents of the Trust or its Affiliates.

     ["Conversion Agent" shall have the meaning set forth in Section 7.4.]

     "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 600 Travis Street, 11th Floor, Houston, Texas 77002.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee, trustee or agent of (i) the Trust or (ii) the Trust's Affiliates and (b) any Holder of Securities.

     "Debenture Issuer" means Halliburton Company, a Delaware corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

     "Debenture Subscription Agreement" means the subscription agreement in respect of the Debentures between the Debenture Issuer and the Trust dated as of _______, __.

     "Debenture Trustee" means JPMorgan Chase Bank, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Debentures" means, collectively, the [ ____% [Junior] Subordinated Debentures due _____] issued pursuant to the Indenture.

     "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Definitive Preferred Securities" shall have the meaning set forth in
Section 7.3(c).

     "Delaware Trustee" shall have the meaning set forth in Section 5.2.

     "Direct Action" shall have the meaning set forth in Section 3.8(e).

     "Distribution" means a distribution payable to Holders in accordance with
Section 6.1.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

     "Event of Dissolution" shall have the meaning set forth in subsection (a) of Section 8.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Fiduciary Indemnified Person" shall have the meaning set forth in Section 10.4(b).

     "Fiscal Year" shall have the meaning set forth in Section 11.1.

     "Global Preferred Security" shall have the meaning set forth in Section 7.3(a).

     "Gross Proceeds" means the gross proceeds received by the Trust from the offering, sale and delivery of the Preferred Securities and the Common Securities before deducting any applicable underwriting discounts and commissions and any offering expenses.

     "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Indenture" means [the Subordinated Indenture dated as of January 2, 1991 between the Debenture Issuer and Texas Commerce Bank National Association (now JPMorgan Chase Bank), as trustee, as supplemented and amended by the First Supplemental Indenture dated as of December 12, 1996 among the Sponsor, the predecessor to the Sponsor and Texas Commerce Bank National Association and the Second Supplemental Indenture dated as of __________, 200_, between the Debenture Issuer and JPMorgan Chase Bank] [the Junior Subordinated Indenture dated as of November 29, 2001 between the Debenture Issuer and JPMorgan Chase Bank, as trustee as supplemented by the First Supplemental Indenture dated as of __________, 200_, between the Debenture Issuer and JPMorgan Chase Bank] and as hereafter amended from time to time.

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Legal Action" shall have the meaning set forth in Section 3.6(g).

     "List of Holders" shall have the meaning set forth in Section 2.2(a).

     "Majority in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class owning of record more than 50% of the aggregate liquidation amount of all outstanding Trust Securities of the relevant class.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by any of the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President and the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered by the Trust shall be signed by at least one Administrative Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include: (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto; (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate; (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, and who shall be reasonably acceptable to the Property Trustee.

     ["Option Closing Time" means any settlement date with respect to an over-allotment option to purchase additional Preferred Securities granted to the underwriters in the Underwriting Agreement.]

     "Original Declaration" shall have the meaning specified in the first recital hereof.

     "Participants" shall have the meaning specified in Section 7.3(b).

     "Paying Agent" shall have the meaning specified in Section 7.4.

     "Payment Amount" shall have the meaning specified in Section 6.1.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Preferred Securities" shall have the meaning specified in Section 7.1(a).

     "Preferred Securities Guarantee" means the guarantee agreement in respect of Preferred Securities between the Sponsor and the Preferred Securities Guarantee Trustee (as defined therein) dated as of ______, ___.

     "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Property Trustee" shall have the meaning set forth in Section 5.3(a).

     "Property Trustee Account" shall have the meaning set forth in Section 3.8(c)(i).

     "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

     "Registrar" shall have the meaning set forth in Section 7.4.

     "Responsible Officer" means any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule or regulation.

     "Securities" or "Trust Securities" means the Common Securities and the Preferred Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

     "Special Event" has the meaning set forth in [Section 4(b)] of Annex I hereto.

     "Sponsor" means Halliburton Company, a Delaware corporation, or any successor entity resulting from any merger, conversion, consolidation, amalgamation or other business combination, in its capacity as depositor of the Trust.

     "Sponsor Affiliated Holder" shall have the meaning set forth in Section
7.10.

     "Successor Delaware Trustee" shall have the meaning specified in Section 5.7(a).

     "Successor Entity" shall have the meaning set forth in Section 3.15(b)(i).

     "Successor Property Trustee" shall have the meaning set forth in Section 3.8(f).

     "Successor Securities" shall have the meaning specified in Section 3.15(b)(i).

     "Super Majority" shall have the meaning set forth in Section 2.6(a)(ii).

     "10% in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class owning of record 10% or more of the aggregate liquidation amount of all outstanding Securities of the relevant class.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue as a trustee in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Underwriting Agreement" means the Underwriting Agreement dated _______ among the Sponsor, the Trust, and ___________, as representatives of the several underwriters named therein relating to the initial offering and sale of the Preferred Securities.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1     Trust Indenture Act; Application.
                --------------------------------

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2     Lists of Holders of Securities.
                ------------------------------

     (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided, however, that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the latest List of Holders provided to it or that it receives in the capacity as Paying Agent (if acting in such capacity). The Property Trustee may destroy any List of Holders previously provided to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under ss.ss.311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3     Reports by the Property Trustee.
                -------------------------------

     Within 60 days after _______ of each year, commencing _______, ___, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

SECTION 2.4     Periodic Reports to Property Trustee.
                ------------------------------------

     Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by ss. 314 (if any) of the Trust Indenture Act and the compliance certificate required by ss. 314 of the Trust Indenture Act in the form, in the manner and at the times required by ss. 314(a)(4) of the Trust Indenture Act.

SECTION 2.5     Evidence of Compliance with Conditions Precedent.
                ------------------------------------------------

     Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6     Events of Default; Waiver.
                -------------------------

     (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided, however, that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided, however, that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Holders of Common Securities will be deemed to have waived any such default and all Events of Default with respect to the Common Securities and their consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and, until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities.

     The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7     Event of Default; Notice.
                ------------------------

     (a) The Property Trustee shall, within 90 days after the occurrence of a Default actually known to a Responsible Officer, transmit by mail, first class postage prepaid, to the Holders notices of all such Defaults with respect to the Securities, unless such Defaults have been cured before the giving of such notice; provided, however, that, except for a Default in the payment of principal of (or premium, if any) or interest (including Compounded Interest and Additional Sums, as such terms are defined in the Indenture, if any) on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

     (b) The Property Trustee shall not be deemed to have knowledge of any Default except:

          (i) a default under [Sections 5.1(a) or (b) of the Indenture]; or

          (ii) any Default as to which the Property Trustee shall have received written notice specifying such Default and stating that such notice is a "Notice of Default" or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

                                  ARTICLE III
                                  ORGANIZATION

SECTION 3.1     Name.
                ----

     The Trust is named "Halliburton Capital Trust I" as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the

Property Trustee and the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2     Office.
                ------

     The address of the principal office of the Trust is c/o Halliburton Company, 3600 Lincoln Plaza, 500 North Akard Street, Dallas, Texas 75201-3391. On ten Business Days prior written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3     Purpose.
                -------

     The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures and, (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto.

SECTION 3.4     Authority.
                ---------

     Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5     Title to Property of the Trust.
                ------------------------------

     Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6     Powers and Duties of the Administrative Trustees.
                ------------------------------------------------

     The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to execute, deliver, issue and sell the Securities in accordance with this Declaration; provided, however, that except as contemplated in Section 7.1(a),

          (i) the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities,

          (ii) there shall be no interests in the Trust other than the Securities, and

          (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities at the Closing Date [and, if applicable, at any Option Closing Time];

     (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor:

          (i) to file with the Commission under the Securities Act a registration statement prepared by the Sponsor on the appropriate form with respect to the offering, sale and delivery of the Preferred Securities, including any amendments thereto and including any supplements or amendments to the form of prospectus included therein, as permitted by the rules and regulations of the Commission;

          (ii) to execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities under the securities or blue sky laws of any state in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

          (iii) at the direction of the Sponsor, to execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

          (iv) to execute and deliver letters, documents, or instruments with DTC and any other Clearing Agencies relating to the Preferred Securities;

          (v) if required, to execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under
Section 12(b) or 12(g) of the Exchange Act; and

          (vi) to cause the Trust to enter into such agreements and arrangements as may be necessary or desirable in connection with the sale of Preferred Securities to the underwriters thereof and the consummation thereof, and to take all action as may be necessary or desirable in connection with the consummation thereof;

     (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee or its nominee for the benefit of the Trust and the Holders;

     (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss. 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by ss.314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, Registrar for the Securities or to appoint a Paying Agent [and Conversion Agent] for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent [or Conversion Agent] is vested in the Property Trustee;

     (m) to give prompt written notice to the Property Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures under the applicable provisions of the Indenture;

     (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

     (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust not to be classified for United States federal income tax purposes as an association taxable as a corporation; and

          (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

     (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

     (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

     The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     The Administrative Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

     Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7     Prohibition of Actions by the Trust and the Trustees.
                ----------------------------------------------------

     The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. The Trust shall not:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

          (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever, except as otherwise expressly provided herein;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

          (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee or exercise any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless in the case of any of (A), (B), (C), or
(D), the Trust shall have received an opinion of independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust;

          (viii) take any action that would result in the placement of a pledge or mortgage on any of the Trust property; or

          (ix) vary the investment (within the meaning of Treasury Regulation
Section 301.7701-4(c)) of the Trust or of the Holders of Securities.

SECTION 3.8     Powers and Duties of the Property Trustee.
                -----------------------------------------

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c) The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution whose rating on its long-term unsecured indebtedness by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least investment grade;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Debentures are redeemed or mature; and

          (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders upon the occurrence of certain events.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

     (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action that arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder by the Debenture Issuer in connection with such Direct Action, the Debenture Issuer shall remain obligated to pay the principal of, premium, if any, or interest on such Debentures, and the Debenture Issuer shall be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities shall not be entitled to exercise directly any other remedy available to the Holders of the Debentures.

     (f) The Property Trustee shall continue to serve as a Trustee until either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

          (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Property Trustee").

     (g) Subject to the provisions of subsection (b) of Section 6 of Annex I to this Declaration, the Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

     (h) The Property Trustee shall be authorized to undertake any actions set forth in ss.317(a) of the Trust Indenture Act.

     (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is so acting as Paying Agent.

     (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

     Notwithstanding anything expressed or implied to the contrary in this Declaration or any Annex or Exhibit hereto, (i) the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9     Certain Duties and Responsibilities of the Property Trustee.
                -----------------------------------------------------------

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred: (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and the Securities, and no implied covenants or obligations shall be read into this Declaration or the Securities against the Property Trustee; and (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10    Certain Rights of Property Trustee.
                ----------------------------------

     (a) Subject to the provisions of Section 3.9:

          (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof except for those required as a result of any change in the name, address or identity of the Property Trustee;

          (v) the Property Trustee may consult with counsel or other experts of its selection or request an Opinion of Counsel be furnished by, or on behalf of, the Sponsor and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise or such Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion or Opinion of Counsel. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee;

          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

          (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11    Delaware Trustee.
                ----------------

     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees (except as required under the Business Trust Act) described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss.3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12    Execution of Documents.
                ----------------------

     Except as otherwise required by the Business Trust Act or this Declaration, any Administrative Trustee or, if there is only one, such Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6; provided, however, that any Registration Statement referred to in
Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

SECTION 3.13    Not Responsible for Recitals or Issuance of Securities.
                ------------------------------------------------------

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14    Duration of Trust.
                -----------------

     The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall dissolve on _______, ___.

SECTION 3.15    Mergers.
                -------

     (a) The Trust may not merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in
Section 3.15(b) and (c) of this Declaration and Section 3 of Annex I.

     (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, convert into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any State; provided that:

          (i) such successor entity (the "Successor Entity") either: (A) expressly assumes all of the obligations of the Trust under the Securities and this Declaration; or (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee in its capacity as the holder of the Debentures;

          (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted, if any;

          (iv) if the Preferred Securities (including any Successor Securities) are rated by any nationally recognized statistical rating organization prior to such transaction, such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease will not cause the Preferred Securities (including any Successor Securities), or if the Debentures are so rated, the Debentures, to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease will not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) prior to such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor shall have received an opinion of an independent counsel to the Trust experienced in such matters to the effect that: (A) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interests in the new entity); (B) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and (C) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee.

     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, convert into, be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person or permit any other Person to consolidate, convert into, amalgamate, merge with or into, or replace it if such consolidation, conversion, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes or would cause the Holders of the Securities not to be treated as owning an undivided interest in the Debentures.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1     Sponsor's Purchase of Common Securities.
                ---------------------------------------

     At the Closing Date [and any Option Closing Time, if applicable], the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust, at the same time as the Preferred Securities are issued and sold.

SECTION 4.2     Responsibilities of the Sponsor.
                -------------------------------

     In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) if deemed necessary by the Sponsor and not performed by the Sponsor prior to the date of this Declaration pursuant to the Original Declaration, to prepare for filing by the Trust with the Commission any Registration Statement (including a Prospectus contained therein and any Prospectus Supplement relating thereto) relating to the offering, sale and delivery of the Preferred Securities, including any amendments thereto, as contemplated by Section 3.6(b)(i);

     (b) if deemed necessary by the Sponsor and not performed by the Sponsor prior to the date of this Declaration pursuant to the Original Declaration, to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities, to advise the Trust of such determinations, to do any and all such acts, other than actions that must be taken by the Trust, necessary to effect such qualification or registration, to advise the Trust of the actions it must take necessary to effect such qualification or registration and to prepare for execution and filing such documents and instruments to be executed and filed by the Trust as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States with respect to such qualification or registration;

     (c) if deemed necessary or desirable by the Sponsor, to prepare for filing by the Trust an application to permit the Preferred Securities to trade or be quoted or listed in or on any national securities exchange, quotation system or the Nasdaq Stock Market's National Market;

     (d) if deemed necessary or desirable by the Sponsor, to prepare for execution and filing by the Trust with the Commission a registration statement on the appropriate Form, including any amendments thereto, relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act;

     (e) if deemed necessary by the Sponsor and not performed by the Sponsor prior to the date of this Declaration pursuant to the Original Declaration, to negotiate the terms of an Underwriting Agreement providing for the registration, offering and sale of the Preferred Securities; and

     (f) if deemed necessary by the Sponsor and not performed by the Sponsor prior to the date of this Declaration pursuant to the Original Declaration, to negotiate the terms of the Debenture Subscription Agreement and the Common Securities Subscription Agreement.

SECTION 4.3     Right to Proceed.
                ----------------

     The Sponsor acknowledges the rights of the Holders of Preferred Securities (as set forth in Section 3.8(e) of this Declaration and Sections 6(b) and 7(c) of Annex I), if a failure of the Trust to pay Distributions on the Preferred Securities is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures, to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

                                   ARTICLE V
                                    TRUSTEES

SECTION 5.1     Number of Trustees: Appointment of Co-Trustee.
                ---------------------------------------------

     The number of Trustees initially shall be [four (4)], and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2); provided further, that:

          (i) one Trustee shall satisfy the requirements of the Delaware Trustee pursuant to Section 5.2;

          (ii) there shall be at least one Trustee who is an officer of the Sponsor (an "Administrative Trustee"); and

          (iii) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

Notwithstanding the above provisions of this subsection, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall, together, have the power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2     Delaware Trustee.
                ----------------

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a) a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity that has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, provided, however, that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3     Property Trustee; Eligibility.
                -----------------------------

     (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee and which shall:

          (i) not be an Affiliate of the Sponsor; and

          (ii) be a Person organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above in this paragraph, then for the purposes of this paragraph, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under subsection (a) of this Section, the Property Trustee shall immediately resign in the manner and with the effect set forth in subsection (c) of Section 5.7.

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act.

     (d) The Preferred Securities Guarantee and the Indenture shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in ss. 310(b) of the Trust Indenture Act.

     (e) The initial Property Trustee shall be:

     JPMorgan Chase Bank
     600 Travis
     11th Floor
     Houston, Texas 77002
     Attention:  Institutional Trust Services
     Telecopy:  (713) 577-5200

SECTION 5.4     Certain Qualifications of Administrative Trustees and Delaware
                --------------------------------------------------------------
Trustee Generally.
-----------------

     Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5     Administrative Trustees.
                -----------------------

     (a) The initial Administrative Trustees shall be:

     Susan S. Keith
     John M. Allen
     Bruce A. Metzinger

     (b) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative

Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

     (c) An Administrative Trustee shall have the authority set forth in Section
3.12 to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to
Section 3.6; provided, however, that any Registration Statement referred to in
Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

SECTION 5.6     Delaware Trustee.
                ----------------

     The initial Delaware Trustee shall be:

     Chase Manhattan Bank USA, National Association
     500 Stanton Christiana Road
     Building 4 - 3rd Floor
     Newark, Delaware 19713
     Attention: Corporate Trust Department
     Telecopy:  ________

SECTION 5.7     Appointment, Removal and Resignation of Trustees.
                ------------------------------------------------

     (a) Subject to Section 5.7(b) of this Declaration and to Section 7(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

          (ii) with respect to the Administrative Trustees, by vote of Holders of a Majority in Liquidation Amount of Common Securities voting as a class at a meeting of the Holders of the Common Securities;

          (iii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

          (iv) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities.

     (b)  (i) The Property Trustee shall not be removed in accordance with
Section 5.7(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

          (ii) the Delaware Trustee shall not be removed in accordance with
Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective: (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) If the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7:

          (i) prior to the issuance of the Securities or thereafter if no Event of Default shall have occurred and be continuing, the Holders of the Common Securities shall use their best efforts to appoint promptly a Successor Delaware Trustee or Successor Property Trustee, as the case may be; or

          (ii) if, after the issuance of the Securities, an Event of Default shall have occurred and be continuing, the Holders of the Preferred Securities shall have the exclusive right to appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, by vote of Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities; provided, however, that the Sponsor shall use its best efforts to locate a potential Trustee willing to accept such appointment and to submit the name of that Person to the Holders of the Preferred Securities for their consideration as a Successor Delaware Trustee or Successor Property Trustee, as the case may be.

The bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of the Property Trustee or the Delaware Trustee shall be deemed to constitute an act of resignation by that Trustee under this Section 5.7.

     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, or the Administrative Trustees may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Property Trustee or Delaware Trustee shall be liable for any act or omission to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be, and no Successor Property Trustee or Successor Delaware Trustee shall be liable for any act or omission to act of any Property Trustee or Delaware Trustee, as the case may be.

SECTION 5.8     Vacancies Among Trustees.
                ------------------------

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9     Effect of Vacancies.
                -------------------

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.10    Meetings.
                --------

     If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting, except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless otherwise provided in this Declaration, any action of the Administrative Trustees may be taken at a meeting, if a Quorum is present, by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter or may be taken without a meeting by the unanimous written consent of the Administrative Trustees. If there is only one Administrative Trustee, any and all action of that Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.11    Delegation of Power.
                -------------------

     (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto or other report or statement to be filed with the Commission and any filing to be made with any other governmental agency; and

     (b) with respect to any matter over which the Administrative Trustees have power to act in accordance with the provisions of this Declaration or applicable law, the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments, in the name of the Trust, the names of the Administrative Trustees or otherwise, as the Administrative Trustees may deem expedient.

SECTION 5.12    Merger, Conversion, Consolidation or Succession to Business.
                -----------------------------------------------------------

     Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee, the Delaware Trustee or such Administrative Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee, the Delaware Trustee or such Administrative Trustee, as the case may be, shall be the successor of the Property Trustee, the Delaware Trustee or such Administrative Trustee, as the case may be, hereunder (if such Person shall be otherwise qualified and eligible to act as such under this Article) without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1     Distributions.
                -------------

     Each Holder shall receive Distributions in accordance with the applicable terms of the relevant Securities held by such Holder as set forth herein and in Annex I. Except as set forth in any applicable redemption provisions of the relevant Securities, if and to the extent that the Debenture Issuer shall make a payment of interest (including Compounded Interest and Additional Sums, as such terms are defined in the Indenture), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall, to the extent funds are available for that purpose, make a distribution (a "Distribution") of the Payment Amount to Holders pro rata according to the aggregate liquidation amount of the relevant Securities held by each Holder in relation to the aggregate liquidation amount of all the Securities outstanding for which the Payment Amount relates.

                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1     General Provisions Regarding Securities.
                ---------------------------------------

     (a) The Administrative Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having the terms attributable thereto set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having the terms attributable thereto set forth in Annex I (the "Common Securities"). Annex I is hereby incorporated in and made a part of this Declaration. The Trust shall issue no securities or interests in the assets of the Trust other than the Trust Securities.

     (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of Trust.

     (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     (e) Holders of the Securities shall not have any preemptive or similar rights.

     (f) At the Closing Date [and any Option Closing Time], an Administrative Trustee, on behalf of the Trust, shall subscribe to purchase from the Debenture Issuer, Debentures registered in the name of the Property Trustee or its nominee on behalf of the Trust and having an aggregate principal amount equal to the aggregate Liquidation Amount of both the Preferred Securities and Common Securities issued and sold on such date [or dates], and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Debenture Issuer the Gross Proceeds received on such date [or dates] from the sale by the Trust of the Preferred Securities and Common Securities issued on such date.

SECTION 7.2     Execution and Authentication.
                ----------------------------

     (a) Certificates evidencing the Securities shall be signed on behalf of the Trust by an Administrative Trustee by manual or facsimile signature. In case any Administrative Trustee of the Trust who shall have signed any certificate evidencing any of the Securities shall cease to be such Administrative Trustee before the certificate so signed shall be delivered by the Trust, such certificate nevertheless may be delivered as though the Person who signed such certificate had not ceased to be such Administrative Trustee; any certificate evidencing any Securities may be signed on behalf of the Trust by such Persons who, at the actual date of execution of such certificate, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such Person was not such an Administrative Trustee.

     (b) No certificate evidencing a Preferred Security shall be valid unless authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

     Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in Annex I hereto except as provided in Section 7.6.

     The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

SECTION 7.3     Form and Dating.
                ---------------

     The Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof by one or more of them. Certificates evidencing the Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, rule of any stock exchange or other quotation system to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

     (a) Global Securities. Preferred Securities issued by the Trust may be
         -----------------
evidenced by one or more temporary or permanent global certificates in fully registered form without distribution coupons but with the appropriate global legends set forth in Exhibit A-1 hereto (the "Global Preferred Securities"), which shall be duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by the Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

     (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the
         ---------------------
Global Preferred Securities.

     The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Preferred Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

     Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Security.

     (c) Definitive Preferred Securities. Except as provided in Section 7.9(b)
         -------------------------------
or 9.2, owners of beneficial interests in a Global Preferred Security will not be entitled to receive physical delivery of certificated Preferred Securities. Preferred Securities not represented by a Global Preferred Security may be issued in the form of individual certificates in definitive, fully registered form without distribution coupons ("Definitive Preferred Securities").

     (d) Authorized Denominations. The Preferred Securities are issuable only in
         ------------------------
denominations of $__________ and any integral multiple thereof.

SECTION 7.4     Registrar and Paying Agent [and Conversion Agent].
                -------------------------------------------------

     The Trust shall maintain in the Borough of Manhattan, The City of New York,
(i) an office or agency where Preferred Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent") [and (iii) an office or agency where securities may be presented for conversion or exchange (a "Conversion Agent.")]. The Registrar shall keep a register of the Preferred Securities and of their transfer. The Trust may appoint the Registrar [, and] Paying Agent [and Conversion Agent] and may appoint one or more co-registrars and one or more additional paying agents [or conversion agents] in such other locations as it shall determine. The term "Registrar" includes any additional registrar [, and] the term "Paying Agent" includes any additional paying agent [and the term "Conversion Agent" includes any additional conversion agent.]. The Trust may change any Paying Agent [, and] Registrar [or Conversion Agent] without prior notice to any Holder. The Paying Agent [,] [and] Registrar [and Conversion Agent] shall be permitted to resign as Paying Agent [,] [and] Registrar [and Conversion Agent] upon 30 days' written notice to the Property Trustee and the Sponsor. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar [, and] Paying Agent [or Conversion Agent], the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent [, and] Registrar [or Conversion Agent]. The Trust shall act as Paying Agent, Registrar [and Conversion Agent] for the Common Securities.

     The Trust initially appoints [the Property Trustee] as Registrar, Paying Agent [and Conversion Agent] for the Preferred Securities.

     The Registrar [, and] Paying Agent [and Conversion Agent] shall be entitled to all of the rights, protections, immunities and indemnities afforded to the Property Trustee hereunder.

SECTION 7.5     Paying Agent to Hold Money in Trust.
                -----------------------------------

     The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of Liquidation Amounts or Distributions and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6     Replacement Securities.
                ----------------------

     If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and, in the case of a Preferred Security, the Property Trustee shall, upon written order of the Trust, authenticate a replacement Security if the Trust's and, in the case of a Preferred Security, the Property Trustee's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder that, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor, the Trust or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security. Every replacement Security issued and authenticated in accordance with this Section 7.6 shall represent an undivided beneficial interest in the assets of the Trust.

SECTION 7.7     Outstanding Preferred Securities.
                --------------------------------

     The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Preferred Security is replaced pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced Preferred Security is held by a protected purchaser.

     If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

     A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.8     Preferred Securities in Treasury.
                --------------------------------

     In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9     Temporary Securities.
                --------------------

     (a) Until Definitive Preferred Securities are ready for delivery, the Trust may prepare and the Property Trustee shall authenticate temporary Preferred Securities. Temporary Preferred Securities shall be substantially in the form of Definitive Preferred Securities but may have variations that the Trust considers appropriate for temporary Preferred Securities. Without unreasonable delay, the Trust shall prepare and the Property Trustee shall authenticate Definitive Preferred Securities in exchange for temporary Preferred Securities.

     (b) A Global Preferred Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section
7.3 shall be
transferred to the beneficial owners thereof in the form of Definitive Preferred Securities only if such transfer complies with Section 9.2 and

          (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security; or

          (ii) at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice; or

          (iii) the Administrative Trustees, on behalf of the Trust, at their sole discretion elect to cause the issuance of Definitive Preferred Securities.

     (c) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of Definitive Preferred Securities pursuant to this
Section 7.9 shall be surrendered by the Clearing Agency to the Property Trustee to be so transferred, in whole or from time to time in part, without charge, and the Administrative Trustee shall prepare and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate Liquidation Amount of Securities of authorized denominations in the form of Definitive Preferred Securities. Any portion of a Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

     (d) Subject to the provisions of Section 7.9(c), the Holder of a Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action that such Holder is entitled to take under this Declaration or the Securities.

     (e) In the event of the occurrence of any of the events specified in
Section 7.9(b), the Administrative Trustees on behalf of the Trust will promptly make available to the Property Trustee a reasonable supply of certificates evidencing Definitive Preferred Securities in fully registrable form without distribution coupons.

SECTION 7.10    Exchange.
                --------

     (a) If at any time the Sponsor or any of its Affiliates (in either case, a "Sponsor Affiliated Holder") is the Holder of any Preferred Securities, such Sponsor Affiliated Holder shall have the right to tender to the Property Trustee all or such portion of the Preferred Securities held by it as it may elect (together with a proportionate amount of the outstanding Common Securities held by the Sponsor) and receive, in exchange therefor, a like amount of Debentures. Such election may be effected only on a date of Distribution. Such election shall be exercisable through delivery by such Sponsor Affiliated Holder to the Property Trustee of a written notice of such election specifying the Liquidation Amount of Preferred Securities and the Liquidation Amount of Common Securities with respect to which such election is being made and the date of Distribution on which such exchange shall occur, which Distribution date shall be not fewer than ten Business Days after the date of receipt by the Property Trustee of such election notice. The transfer of Debentures in exchange for such Preferred and Common Securities shall be conditioned upon delivery by or on behalf of such Sponsor Affiliated Holder to the Property Trustee or its designee of the Preferred and Common Securities that are the subject of such election by 10:00 A.M. New York time, on the date of Distribution on which such exchange is to occur.

     (b) For the purposes of this Section, a proportionate amount of outstanding Common Securities shall mean Common Securities having an aggregate liquidation amount bearing the same ratio to the aggregate liquidation amount of all the outstanding Common Securities as the aggregate liquidation amount of the Preferred Securities that the Sponsor Affiliated Holder proposes to exchange bears to the aggregate liquidation amount of all the Preferred Securities outstanding immediately prior to the exchange.

     (c) In an exchange described in subsection (a) of this Section, the Trust will, on the date of such exchange, cause the trustee under the Indenture to register for transfer from the Trust to the Sponsor Affiliated Holder, authenticate and deliver to the Sponsor Affiliated Holder Debentures having a principal amount equal to the sum of (i) the aggregate Liquidation Amount of the outstanding Preferred Securities tendered in such exchange and (ii) the aggregate Liquidation Amount of the Common Securities tendered in the exchange; provided, that the Sponsor Affiliated Holder delivers or causes to be delivered to the Property Trustee or its designee the required amount of Preferred Securities and Common Securities to be exchanged by 10:00 A.M. New York time, on the date of Distribution on which such exchange is to occur.

     (d) After the exchange, the exchanged Preferred Securities and Common Securities shall be canceled and shall no longer be deemed to be outstanding and all rights of the Sponsor or its Affiliates with respect to such Preferred Securities and Common Securities shall cease.

SECTION 7.11    Cancellation.
                ------------

     The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar and the Paying Agent shall deliver to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, exchange, payment or replacement. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of canceled Preferred Securities in accordance with its customary procedures unless the Trust otherwise directs. Except with respect to Preferred Securities surrendered for registration of transfer or replacement, the Trust may not issue new Preferred Securities in lieu of Preferred Securities that it has paid or redeemed or that it has otherwise acquired and delivered to the Property Trustee for cancellation.

SECTION 7.12    CUSIP Numbers.
                -------------

     The Trust in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Preferred Securities; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1     Dissolution of Trust.
                --------------------

     (a) The Trust shall automatically dissolve upon the occurrence of any of the following events (an "Event of Dissolution"):

          (i) the bankruptcy of the Sponsor;

          (ii) the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor, or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) delivery by the Sponsor, in its sole discretion, to each of the Trustees, while the Debentures are outstanding, of a written direction requiring the Trustees to dissolve the Trust, to wind up its affairs by satisfying the liabilities of the Trust to its creditors and distributing a Like Amount of the Debentures to Holders of the Securities pursuant to the terms thereof and to cancel the certificate of trust of the Trust;

          (iv) the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

          (v) payment to the Holders in accordance with the terms of the Securities of all amounts necessary for the redemption of all of the Securities;

          (vi) the expiration of the term of the Trust provided in Section 3.14; [or]

          (vii) [distribution of the Sponsor's [other securities] to all Holders of Securities upon the full and complete conversion or exchange of all such Securities in accordance with the terms thereof].

     (b) As soon as is practicable after the occurrence of an Event of Dissolution, the Administrative Trustees shall wind up the Trust's affairs and, upon completion thereof, shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the provisions of the Business Trust Act.

     (c) In the course of winding up the Trust's affairs, the Administrative Trustees shall be entitled and empowered, in the name of, and for and on behalf of the Trust, to prosecute and defend suits, whether civil, criminal or administrative, to settle gradually and to close the business of the Trust, to dispose of and to convey the property of the Trust, to discharge or to make reasonable provision for the liabilities of the Trust and to distribute to the Holders of the Securities any remaining assets of the Trust.

     (d) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1     Transfer of Securities.
                ----------------------

     (a) Securities may be transferred, in whole or in part, only in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) The Administrative Trustees shall provide for the registration of Securities and of the transfer of Securities. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Registrar, duly executed by the Holder or such Holder's attorney thereunto duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Property Trustee. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration. Registration of transfer of Securities shall be effected without charge except for payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges, including any stamp tax, that may be imposed in connection with the transfer of Securities.

     (c) For so long as the Trust Securities remain outstanding, the Sponsor agrees:

          (i) to maintain 100% direct or indirect ownership of the Common Securities; provided, however, that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of such Common Securities,

          (ii) to use its reasonable efforts to cause the Trust (x) to remain a business trust, except in connection with the distribution of Debentures to the Holders of Securities in dissolution and liquidation of the Trust, the redemption of all of the Securities and certain mergers, conversions, consolidations or amalgamations, each as permitted by this Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes, and

          (iii) to use its reasonable efforts to cause each Holder of Trust Securities to be treated as owning an undivided beneficial interest in the Debentures.

SECTION 9.2     Transfer Procedures and Restrictions.
                ------------------------------------

     (a) When (i) Definitive Preferred Securities are presented to the Registrar or co-Registrar for registration of the transfer thereof or (ii) the Registrar or co-Registrar is requested to replace Definitive Preferred Securities that have been mutilated, destroyed, defaced, stolen or lost, the Registrar or co-Registrar shall register the transfer or effect the replacement as requested if the requirements set forth herein, including the requirement that the Definitive Preferred Securities surrendered for registration of transfer shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Administrative Trustees and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing, and the reasonable requirements of the Administrative Trustees for such transaction are met.

     (b) A Definitive Preferred Security may not be exchanged for a beneficial interest in a Global Preferred Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee and the Administrative Trustees, together with written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Preferred Security to reflect an increase in the number of the Preferred Securities represented by such Global Preferred Security, then the Property Trustee shall cancel such Definitive Preferred Security and cause, or direct the Clearing Agency to cause, the aggregate number of Preferred Securities represented by the appropriate Global Preferred Security to be increased accordingly. Concurrently, the Property Trustee shall request the direct or indirect participant in the Clearing Agency to reflect on its books the beneficial ownership of such Preferred Security by the former Holder of the Definitive Preferred Security. If no Global Preferred Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, an appropriate number of Preferred Securities in global form.

     (c) The transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Clearing Agency in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.9(b)), a Global Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

     (d) At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by this Declaration or been redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be canceled by the Property Trustee. If any beneficial interest in a Global Preferred Security is, at any time prior to such cancellation, exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Clearing Agency and the Registrar to reflect such reduction.

     (e) Definitive Preferred Securities will be issued in exchange for Global Securities only as provided in subsections (b) and (c) of Section 7.9.

SECTION 9.3     Deemed Security Holders.
                -----------------------

     The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4     Book Entry Interests.
                --------------------

     Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Preferred Security Beneficial Owner will receive a certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in Section 9.2 and Section 7.9. Unless and until certificates evidencing fully registered Definitive Preferred Securities have been issued to the Preferred Security Beneficial Owners pursuant to Sections 9.2 and Section 7.9:

     (a) the provisions of this Section 9.4 shall govern the interests of the Preferred Security Beneficial Owners in Global Preferred Securities;

     (b) the Holder of the Preferred Securities and the sole holder of the certificate or certificates representing Global Preferred Securities shall be the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Preferred Securities and receiving approvals, votes or consents hereunder) and neither the Trust nor any of the Trustees shall have any obligation to the Preferred Security Beneficial Owners;

     (c) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency or the Participants; in that regard, the Trust and the Trustees may rely on the obligations of the Clearing Agency under law and such applicable agreements, in making payments of Distributions on Securities to the Clearing Agency for the benefit of the Preferred Security Beneficial Owners and in honoring the written instructions of the Clearing Agency with respect to the voting of the Preferred Securities; provided, however, that, solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration and for so long as Definitive Preferred Security certificates have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the votes of the Preferred Security Beneficial Owners or assigning the right to vote on any matter to any other Persons, either in whole or in part;

     (d) the Clearing Agency will make book entry transfers among the Participants; and

     (e) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control.

SECTION 9.5     Notices to Clearing Agency.
                --------------------------

     Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Preferred Securities to the Clearing Agency, and shall have no obligation to provide any notice, written or otherwise, to the Preferred Security Beneficial Owners.

SECTION 9.6     Appointment of Successor Clearing Agency.
                ----------------------------------------

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

                                   ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1    Liability.
                ---------

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions to the Trust (or any return thereon) by the Holders, any such return being solely the obligation of the Trust to be made solely from assets of the Trust; or

          (ii) required to pay to the Trust or to any Holder any deficit upon dissolution or termination of the Trust or otherwise.

     (b) The Debenture Issuer shall be liable for all of the debts and obligations of the Trust (other than in respect of the payment of principal, interest and premium, if any, on the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to ss.3803(a) of the Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2    Exculpation.
                -----------

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an

Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person, who has been selected with reasonable care by or on behalf of the Trust, as to matters that the Indemnified Person reasonably believes are within such other Person's professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses and any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

SECTION 10.3    Fiduciary Duty.
                --------------

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they limit the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person; or

          (ii) whenever this Declaration or any other agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or engage in a transaction on terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or engage in such transaction only after considering in each case the relative interest of each party (including its own interest) involved in such conflict, action or transaction and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or transaction so made, taken or engaged in by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration.

SECTION 10.4    Indemnification.
                ---------------

     (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding except that no Company Indemnified Person shall be indemnified for his own gross negligence or willful misconduct. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person acted with gross negligence or willful misconduct.

          (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit except that no Company Indemnified Party shall be indemnified for such Company Indemnified Party's own gross negligence or willful misconduct and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraph (i) or (ii) of this Section 10.4(a), or in the defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (iv) Any indemnification under paragraph (i) or (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraph (i) or (ii), as applicable. Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (3) by the Common Security Holder of the Trust.

          (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraph (i) or (ii) of this Section 10.4(a) shall, to the fullest extent permitted by law, be paid by the Debenture Issuer substantially as incurred in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this subsection (a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted with gross negligence or willful misconduct. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determines that such Person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

          (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this subsection (a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this subsection shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this subsection (a) is in effect. Any repeal or modification of this subsection (a) shall not affect any rights or obligations then existing.

          (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this subsection (a).

          (viii) For purposes of this subsection (a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this subsection (a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this subsection (a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in clauses (i) to (iv), inclusive, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this subsection (b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Declaration.

SECTION 10.5    Outside Businesses.
                ------------------

     Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to subsection (c) of Section 5.3) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee, and the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

SECTION 10.6    Compensation; Fees.
                ------------------

     The Debenture Issuer agrees:

     (a) to pay to the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

     (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence (or, in the case of the property trustee, negligence) or willful misconduct.

     The provisions of this Section 10.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

     No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 10.6.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1    Fiscal Year.
                -----------

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year or such other year as is required by the Code.

SECTION 11.2    Certain Accounting Matters.
                --------------------------

     (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting in accordance with generally accepted accounting principles consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

     (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

     (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return on Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3    Banking.
                -------

     The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees, except that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4    Withholding.
                -----------

     The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1    Amendments.
                ----------

     (a) Except as otherwise provided in this Declaration (including Section 8 of Annex I hereto) or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees); and

          (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, also by the Property Trustee; and

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee.

     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective, unless the Property Trustee shall have first received: (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and (B) an Opinion of Counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent, if any, in this Declaration to the execution and delivery of such amendment have been satisfied.

     (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder may be effected only with such additional requirements as may be set forth in the terms of such Securities.

     (d) Except as provided in subsection (f) of this Section 12.1, this Section
12.1 shall not be amended without the consent of all of the Holders.

     (e) Article Four shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

     (f) The rights of the Holders of the Common Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

     (g) This Declaration may be amended without the consent of the Holders:

          (i) to cure any ambiguity, to correct or to supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration that shall not be inconsistent with the other provisions of the Declaration;

          (ii) to modify, to eliminate or to add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

          (iii) to evidence, pursuant to Section 5.7 hereof, the acceptance of the appointment of a successor Trustee or to fill a vacancy created by an increase in the number of Administrative Trustees; or

          (iv) to add to the covenants, restrictions or obligations of the Sponsor;

provided, however, that in the case of paragraph (i) or (ii) above, such action shall not adversely affect in any material respect the interests of the Holders, and any such amendments of this Declaration shall become effective when notice thereof is given to the Holders.

SECTION 12.2    Meetings of the Holders; Action by Written Consent.
                --------------------------------------------------

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange or other quotation system on which the Preferred Securities are listed or admitted for trading or quotation. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 25% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called; provided, however, that, for purposes of determining pursuant to the immediately preceding sentence whether notices in writing have been given by 25% in Liquidation Amount of such class of Securities, only those notices given within any period of sixty (60) days may be aggregated and, provided, further, that any Holders calling a meeting shall specify in writing the Security certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether notices in writing have been given by 25% in Liquidation Amount of such class of Securities.

     (b) Except to the extent otherwise provided in the terms of the Securities or, in the case of the Preferred Securities, by the rules of any stock exchange or other quotation system on which the Preferred Securities are listed or admitted for trading or quotation, the following provisions shall apply to meetings of Holders:

          (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange or other quotation system on which the Preferred Securities are listed or admitted for trading or quotation, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in Liquidation Amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written consent submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

          (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Other than any proxy coupled with an interest, no proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy and every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

          (iv) unless otherwise provided by the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the rules of any stock exchange or other quotation system on which the Preferred Securities are then listed for trading or quotation, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in Person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1    Representations and Warranties of Property Trustee.
                --------------------------------------------------

     The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) the Property Trustee is a national banking association or a bank or trust company organized under the laws of any State of the United States or the District of Columbia, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, in any case with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (b) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee;

     (d) no consent, approval or authorization of, or registration with or notice to, any applicable state or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration; and

     (e) the Property Trustee satisfies the requirements set forth in Section 5.3(a).

SECTION 13.2    Representations and Warranties of Delaware Trustee.
                --------------------------------------------------

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

     (a) The Delaware Trustee is a national banking association or a bank or trust company organized under the laws of any State of the United States or the District of Columbia, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, in any case with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) No consent, approval or authorization of, or registration with or notice to, any applicable state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

     (d) The Delaware Trustee is an entity that has its principal place of business in the State of Delaware and is a Person that satisfies for the Trust the requirements of section 3807(a) of the Business Trust Act.

                                  ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1    Notices.
                -------

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice and delivered, telecopied or mailed by first class mail, overnight courier service or confirmed telecopy, as follows:

     (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):

     Halliburton Capital Trust I
     c/o Halliburton Company
     3600 Lincoln Plaza
     500 North Akard Street
     Dallas, Texas 75201-3391
     Attention:  Executive Vice President and General Counsel
     Telecopy:  (214) 978-2783

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

     Chase Manhattan Bank USA, National Association

     500 Stanton Christiana Road
     Building 4 - 3rd Floor
     Newark, Delaware 19713
     Attention: Corporate Trust Department
     Telecopy: ________

     (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

     JPMorgan Chase Bank
     600 Travis, 8th Floor
     Houston, Texas 77002
     Attention: Corporate Trust Department
     Telecopy: ________

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Property Trustee and the Trust):

     Halliburton Company
     3600 Lincoln Plaza
     500 North Akard Street
     Dallas, Texas 75201-3391
     Attention:  Executive Vice President and General Counsel
     Telecopy:  (214) 978-2783

     (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in Person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2    GOVERNING LAW.
                -------------

THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS DECLARATION ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A

MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS TRUST AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

SECTION 14.3    Intention of the Parties.
                ------------------------

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4    Headings.
                --------

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5    Successors and Assigns.
                ----------------------

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 14.6    Partial Enforceability.
                ----------------------

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7    Counterparts.
                ------------

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the

Sponsor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 14.8    No Recourse.
                -----------

     The Trust's obligations hereunder are intended to be the obligations of the Trust and no recourse for the payment of Distributions on, and the Redemption Price of, Securities, as applicable, or for any claim upon the Securities or otherwise in respect thereof, shall be had against any Trustee, any Holder of Preferred Securities or any Affiliate of a Holder of Preferred Securities, solely by reason of such Person being a Trustee, a Holder of Preferred Securities or an Affiliate of a Holder of Preferred Securities, it being understood that the Holders of Preferred Securities, solely by reason of being a Holder of Preferred Securities, have limited liability (in accordance with the provisions of the Business Trust Act) for the liabilities and obligations of the Trust. Nothing contained in this Section 14.8 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee and the Indenture, of rights and remedies against the Trust or the Sponsor.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                          ___________, as Administrative Trustee

                                          ______________________________________

                                          ___________, as Administrative Trustee

                                          ______________________________________

                                          ___________, as Administrative Trustee

                                          CHASE MANHATTAN BANK USA,
                                          NATIONAL ASSOCIATION,
                                          as Delaware Trustee

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                          JPMORGAN CHASE BANK,
                                          as Property Trustee

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                          HALLIBURTON COMPANY,
                                          as Sponsor and Debenture Issuer

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                     ANNEX I

                                    TERMS OF
                           ____% PREFERRED SECURITIES
                             ____% COMMON SECURITIES

Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated
as of [        ] (as amended from time to time, the "Declaration"), the
designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities (collectively, the "Securities") are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Indenture):

Section 1.      Designation and Number.
                ----------------------

     (a) Preferred Securities. [     ] Preferred Securities of the Trust, with
an aggregate Liquidation Amount with respect to the assets of the Trust of
[     ] dollars ($[     ]), and with a Liquidation Amount with respect to the
assets of the Trust of $ per Security, are hereby designated for the purposes of identification only as "[ ]% [Preferred Securities]" (the "Preferred Securities"). The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other quotation system on which the Preferred Securities are listed or admitted for trading or quotation.

     (b) Common Securities. [     ] Common Securities of the Trust with an
aggregate Liquidation Amount with respect to the assets of the Trust of [     ]
dollars ($[     ]) and a Liquidation Amount with respect to the assets of the
Trust of $[     ] per Security, are hereby designated for the purposes of
identification only as "[     ]% Common Securities" (the "Common Securities").
The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

Section 2.      Distributions.
                -------------

     (a) Distributions payable on each Security will be fixed at a rate per
annum of [     ]% (the "Coupon Rate") of the Liquidation Amount of $[ ] per
Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one [semi-annual] period will bear additional distributions thereon compounded [semi-annually] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes any such additional distributions unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

     (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from


                                       Annex I-1
and including [     ], but excluding the related Distribution Date (as defined below) or the date of redemption, and will be payable [semi-annually] in arrears
on [     ] and [     ] of each year, commencing on [     ], except as otherwise
described below. The amount of Distributions payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period of less than a full calendar month on the basis of the actual number of days elapsed in such month. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date").

     (c) [So long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer the payment of interest on the Debentures by extending the interest payment period at any time and from time to time for a period not exceeding [ ] consecutive [semi-annual] periods, including the first such [semi-annual] period during such period (each an "Extension Period"), provided that no Extension Period shall extend beyond the Maturity Date of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, Distributions to which Holders are entitled shall continue to accumulate additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded [semi-annually] from the relevant Distribution Dates during any Extension Period. Prior to the expiration of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all previous and further extensions, if any, within such Extension Period, may not exceed [ ] consecutive [semi-annual] periods, including the first [semi-annual] period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. [Payments of Distributions that have accumulated but not been paid during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution Date following the expiration of such Extension Period and prior to the commencement of any new Extension Period.] The Debenture Issuer must give the Property Trustee, the Administrative Trustees and the Debenture Trustee notice of its election of any Extension Period or any extension thereof at least one Business Day prior to the earlier of (i) the date the Distributions on the Preferred Securities would have been payable except for the election to begin or extend such Extension Period and (ii) the date the Administrative Trustees are required to give notice to any securities exchange or other quotation system or to Holders of the Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date. There is no limitation on the number of times that the Debenture Issuer may elect to begin an Extension Period.]

     (d) Distributions on the Securities will be payable to the Holders thereof of record as they appear on the books and records of the Trust on the record dates, which shall be [the


                                       Annex I-2

Business Day prior to the relevant Distribution date as long as the Preferred Securities are held in global form by a Clearing Agency, and the 15th day of the last month in each distribution period (even if not a Business Day) if the Preferred Securities are issued in certificated form]. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as follows: (i) if the Preferred Securities are held in global form by a Clearing Agency (or its nominee), in accordance with the procedures of the Clearing Agency or, (ii) if the Preferred Securities are held in definitive form, by check mailed to the address of the Holder thereof as reflected in the records of the Registrar unless otherwise agreed by the Trust. The relevant record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture.

     [(e) In the event of an election by the Holder to convert its Securities through the Exchange Agent into [other securities] pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into [other securities] following such record date.]

     (f) If there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

Section 3.      Liquidation Distribution Upon Dissolution.
                -----------------------------------------

     (a) [The Sponsor shall have the right to dissolve the Trust at any time and to cause its affairs to be wound up, all in accordance with paragraph (iii) of subsection (a) of Section 8.1 of the Declaration, and, after satisfaction of the liabilities of the Trust to its creditors, to cause the Debentures to be distributed to the Holders of the Trust Securities in liquidation of the Trust].

     (b) In the event of any dissolution of the Trust pursuant to paragraph
(a)(i), (ii), (iv) or (vi) of Sections 8.1 of the Declaration, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount (as defined below) of the Debentures, unless such Distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for Distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount of $ per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").


                                       Annex I-3

     "Like Amount" means (i), with respect to a redemption of the Securities, a principal amount of Debentures equal to the Liquidation Amount of the Securities to be redeemed and (ii), with respect to a distribution of Debentures upon the dissolution of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

     (c) On the date fixed by the Administrative Trustees for any distribution of Debentures following dissolution of the Trust: (i) the Trust will transfer or cause to be transferred to the Clearing Agency or its nominee, as the Holder of the Securities, a registered global certificate or certificates representing the Debentures to be delivered upon such distribution in exchange for and redemption of a Like Amount of the Securities; (ii) the Trust will transfer or cause to be transferred to the Debenture Trustee, for the benefit of Holders of any certificated Securities not held by the Clearing Agency or its nominee, a Like Amount of Debentures to be authenticated by the Debenture Trustee and delivered to the Holders of such certificated Securities upon surrender thereof to the Debenture Trustee in exchange for the Debentures and in redemption of such Securities; and (iii), from and after such date, the Securities so exchanged and redeemed will no longer be deemed to be outstanding. Any certificated Securities shall be deemed to represent beneficial interests in a Like Amount of Debentures, which Debentures shall bear accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities, to the extent that a Like Amount of Debentures has been delivered to the Debenture Trustee pursuant to clause (ii) of this paragraph for the benefit of the Holders of such Securities until such Securities are surrendered to the Debenture Trustee or its agent for cancellation.

     (d) If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

Section 4.      Redemption and Distribution.
                ---------------------------

     (a) Upon the repayment of the Debentures on the Maturity Date thereof [or redemption thereof (in whole or in part) prior thereto in accordance with the terms thereof], the proceeds from such repayment or redemption shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment or redemption) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures on the Maturity Date, the Maturity Redemption Price (as defined below), [(ii) in the case of the optional redemption of the Debentures prior to [ ] upon the occurrence and continuation of a [Special Event] (as defined below), the Special Event Redemption Price (as defined below)] and [(iii) in the case of the optional redemption of the Debentures other than as contemplated in clause (ii) above, the Optional Redemption Price (as defined below)]. The [Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price] are referred to collectively as the "Redemption Price."

     (b) Definitions:


                                       Annex I-4

          (i) The "Maturity Redemption Price" shall mean a price equal to 100% of the Liquidation Amount of the Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to the date of redemption.

          (ii) "Optional Redemption Price" shall mean a price equal to the percentage of the Liquidation Amount of Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to the date of such
redemption if redeemed during the 12 month period beginning on [      ] of each
of the years indicated below:

                Year                           Percentage
                                                    %

and thereafter at 100% of the Liquidation Amount of Securities to be redeemed.].

          (iii) ["Special Event" shall mean                                   .]

          (iv) "Special Event Redemption Price" shall mean a price equal to
[       ], plus, in either case, accumulated and unpaid Distributions thereon, if any, to the date of such redemption (including Compounded Interest and Additional Sums, if any).

     (c) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all Distribution periods that expire on or before the date of redemption.

     (d) The procedure with respect to redemptions of Securities or distributions of Debentures shall be as follows:

          (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") shall be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof (the "Redemption/Distribution Date"). In connection with any redemption of, or distribution of Debentures in exchange for, Securities, the Administrative Trustees shall fix the Redemption/Distribution Date. For purposes of this paragraph (i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust and shall advise the Holders of the pending redemption of, or distribution of Debentures in exchange for, Securities, the Redemption/Distribution Date and, if less than all the Securities are to be redeemed, the CUSIP numbers or other identifying information with respect to the Securities to be redeemed. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.


                                       Annex I-5

          (ii) If fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder, it being understood that, in respect of Preferred Securities registered in the name of and held of record by a Clearing Agency or its nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency or its nominee and disbursed by such Clearing Agency in accordance with the procedures of such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, such notice shall be irrevocable and (A), with respect to Preferred Securities registered in the name of or held of record by a Clearing Agency or its nominee, the Property Trustee or the Paying Agent shall pay to the Clearing Agency or its nominee, by 12:00 noon, New York City time, on the Maturity Date or Redemption/Distribution Date, as the case may be, funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities; provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or redemption of the Debentures by 10:00 a.m., New York City time, on the Maturity Date or the Redemption/Distribution Date, as the case may be, and (B), with respect to Preferred Securities issued in certificated form and Common Securities, the Property Trustee or the Paying Agent shall pay the relevant Redemption Price to the Holders of such Securities against presentation thereof to the Registrar of the certificates therefor; provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or redemption of the Debentures. If a Redemption/Distribution Notice shall have been given and funds deposited with the Property Trustee to pay the applicable Redemption Price (including all accrued but unpaid Distributions) with respect to the Securities called for redemption, then immediately prior to the close of business on the Redemption/Distribution Date, Distributions shall cease to accumulate on the Securities so called for redemption, such Securities shall cease to be outstanding and all rights of Holders of such Securities so called for redemption shall cease, except the right of the Holders of such Securities to receive the applicable Redemption Price without interest thereon.

          (iv) Payment of accumulated and unpaid Distributions on the Redemption/Distribution Date of any Securities shall be subject to the rights of Holders of record of such Securities at the close of business on the regular record date relating to a Distribution Date occurring on or prior to such Redemption/Distribution Date.

          (v) Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (A) any Securities beginning at the opening of business 15 days before the day of mailing of a Redemption/Distribution Notice or (B) any Securities selected for redemption (except the unredeemed portion of any Security being redeemed). If any Redemption/Distribution Date is not a Business Day, then payment of the applicable Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) unless such Business Day is in the next succeeding calendar year, in which case such payment shall be made on the immediately preceding Business Day, in either case with the same force and effect as if made on the Redemption/Distribution Date. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid on the Redemption/Distribution Date either by the Property Trustee or the Paying Agent or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee,
(A) Distributions on such Securities will continue to


                                       Annex I-6
accumulate from such Redemption/Distribution Date to the actual date of payment and (B) the actual payment date will be considered the Redemption/Distribution Date for purposes of calculating the Redemption Price.

          (vi) Subject to the foregoing and applicable law (including United States federal securities laws), the Sponsor or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

Section 5.      [Exchange Rights.
                 ---------------

     The Holders shall have the right at any time, beginning
through the close of business on                 (or, in the case of Securities
called for redemption, prior to the close of business on the Business Day prior to the Redemption/Distribution Date), at their option, to cause the Exchange Agent to exchange Securities, on behalf of the converting Holders, for [other Sponsor securities] in the manner described herein on and subject to the following terms and conditions:

     (a) The Securities will be exchangeable at the office of the Exchange Agent into fully paid and nonassessable [other Sponsor securities] pursuant to the
Holder's direction to the Exchange Agent [in the form of Exhibit      hereto] to
exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $ principal amount of Debentures (the "Exchange Rate"), and immediately convert such amount of Debentures into fully paid and nonassessable [other Sponsor securities] at an initial rate of per $ principal amount of Debentures (which is equivalent to a conversion price of $ per [other Sponsor security], subject to certain adjustments set forth in [Article XIII] of the Indenture (as so adjusted, the "Conversion Price")).

     (b) In order to exchange Securities for [other Sponsor securities], the Holder shall submit to the Exchange Agent at the office referred to above an irrevocable request to exchange Securities on behalf of such Holder (the "Exchange Request"), together, if the Securities are in certificated form, with such certificates. The Exchange Request shall (i) set forth the number of Securities to be exchanged and the name or names, if other than the Holder, in which the [other Sponsor securities] should be issued and (ii) direct the Exchange Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the Exchange Rate) and (b) immediately to convert such Debentures on behalf of such Holder into [other Sponsor securities] (at the Conversion Price). The Exchange Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust (a "Notice of Exchange") and the Trust shall, upon receipt of the Notice of Exchange, deliver to the Exchange Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Exchange Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into [other Sponsor securities]. Holders at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such Securities on the corresponding Distribution payment date notwithstanding the exchange of such Securities following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any exchange of Securities on account of any accumulated and


                                       Annex I-7
unpaid Distributions accrued on the Securities surrendered for exchange. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Exchange relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Exchange Date"). The Person or Persons entitled to receive [other Sponsor securities] issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such [other Sponsor securities] at such time. As promptly as practicable on or after the Exchange Date, the Sponsor shall issue and deliver at the office of the Exchange Agent a certificate or certificates for the number of full [other Sponsor securities] issuable upon such conversion of Debentures, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Exchange and the Exchange Agent shall distribute such certificate or certificates to such Person or Persons.

     (c) Each Holder of a Security by his acceptance thereof appoints the Property Trustee as Exchange Agent for the purpose of effecting the exchange of Securities in accordance with this Section. In effecting the exchange and transactions described in this Section, the Exchange Agent shall be acting as agent of the Holders directing it to effect such exchange transactions. The Exchange Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the exchange of such Securities in accordance with this Section, (ii) to convert all or a portion of the Debentures into [other Sponsor securities], (iii) thereupon to deliver such [other Sponsor securities] in accordance with the provisions of this Section and
(iv) to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

     (d) No fractional [other Sponsor securities] shall be issued as a result of conversion of the Debentures, but, in lieu thereof, such fractional interest will be paid in cash by the Sponsor to the Exchange Agent, which in turn will make such payment to the Holder or Holders of the Securities exchanged for Debentures.

     (e) The Sponsor shall at all times reserve and keep available out of its authorized and unissued [other Sponsor securities], solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of [other Sponsor securities] as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver upon conversion of Debentures, [other Sponsor securities] reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued [other Sponsor securities]), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any [other Sponsor securities] issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the [other Sponsor securities] received upon conversion of the Debentures to the exchanging Holder, free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of [other Sponsor securities], in order to enable the Sponsor lawfully to issue [other Sponsor securities] to the Trust upon conversion of the Debentures and the Trust lawfully to deliver [other Sponsor securities] to each Holder upon exchange of the Securities.


                                       Annex I-8

     (f) The Sponsor shall pay any and all taxes that may be payable in respect of the issue or delivery of the [other Sponsor securities] on conversion of Debentures and the delivery of the [other Sponsor securities] by the Trust upon exchange of the Securities. The Sponsor shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of the [other Sponsor securities] in a name other than that in which the Securities so exchanged were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

     (g) Nothing in the preceding subsection (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities as set forth in this Annex I to the Declaration or in the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.]

Section 6.      Voting Rights - Preferred Securities.
                ------------------------------------

     (a) Except as provided in subsection (b) of Sections 6 and Section 8 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

     (b) Subject to the requirements set forth in this subsection, the Holders of a Majority in Liquidation Amount of all outstanding Preferred Securities, voting separately as a class may, and the Trustees shall not, without obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Preferred Securities, (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or executing any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section
5.7 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided, however, that, where a consent or other action under the Indenture with respect to the Debentures would require the consent or act of holders of all outstanding Debentures, no consent or act shall be given or taken except by the Holders of all outstanding Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by subsequent vote of such Holders. Subject to Section 2.7 of the Declaration, the Property Trustee shall notify each Holder of Preferred Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Preferred Securities, the Trustees shall, prior to taking any of the foregoing actions, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes as a result of taking such action.

     (c) If an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the Holders of a Majority in Liquidation Amount of the outstanding Preferred Securities. In no event will the Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities.


                                       Annex I-9

     (d) If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on any due date (including any interest payment date or redemption date or the maturity date), then a Holder of Preferred Securities may directly institute a legal proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities shall be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in this paragraph, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     (e) Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Property Trustee shall cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice shall include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consent.

     (f) No vote or consent of the Holders of the Preferred Securities shall be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     (g) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

Section 7.      Voting Rights - Common Securities.
                ---------------------------------

     (a) Except as provided under subsection (b) of Section 7 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.



                                       Annex I-10

     (b) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in Liquidation Amount of the Common Securities, voting separately as a class, may, and, without the affirmative vote of the Holders of a Majority in Liquidation Amount of the Common Securities, the Trustees will not, (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section
5.7 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided, however, that, where a consent or other action under the Indenture with respect to the Debentures would require the consent or act of holders of all outstanding Debentures, no consent or act shall be given or taken except by the Holders of all outstanding Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, the Trustees shall, prior to taking any of the foregoing actions, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes as a result of taking such action.

     (c) If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (including any interest payment date or redemption date or the maturity date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. Except as provided in this paragraph, the Holders of Common Securities shall not be entitled to exercise directly any other remedy available to the holders of the Debentures.

     (d) Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Administrative Trustees shall cause a notice of any meeting at which Holders of Common Securities are entitled to vote or of any matter upon which action by written consent of such Holders is to be taken to be mailed to each Holder of record of Common Securities. Each such notice shall include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     (e) No vote or consent of the Holders of the Common Securities shall be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.


                                       Annex I-11

Section 8.      Amendments to Declaration.
                -------------------------

     In addition to the circumstances and requirements set out in Section 12.1 of the Declaration, the Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an investment company under the Investment Company Act, provided, however, that, without the consent of each Holder, the Declaration may not be amended (i) to change the amount or timing of any Distribution on the Securities or otherwise adversely to affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (ii) to restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

Section 9.      Pro Rata.
                --------

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate Liquidation Amount of the Securities held by such Holder in relation to the aggregate Liquidation Amount of all Securities outstanding unless, in relation to any payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate Liquidation Amount of Preferred Securities held by the such Holder relative to the aggregate Liquidation Amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate Liquidation Amount of Common Securities held by the such Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

Section 10.     Ranking.
                -------

     The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

Section 11.     Acceptance of Preferred Securities Guarantee and Indenture.
                ----------------------------------------------------------

     Each Holder of Preferred Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

Section 12.     No Preemptive Rights.
                --------------------


                                       Annex I-12

     The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

Section 13.     Miscellaneous.
                -------------

     These terms in this Annex I constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.


                                       Annex I-13

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE
                           [FORM OF FACE OF SECURITY]

     [IF THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY, INSERT: THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                                       Exhibit A-1-1

Certificate No. ______                    Number of Preferred Securities _______

CUSIP NO. ___________

                                   Certificate

                   Certificate Evidencing Preferred Securities

                                       of

                           Halliburton Capital Trust I

                            ___% Preferred Securities

              (Liquidation Amount $_______ per Preferred Security)

     Halliburton Capital Trust I, a statutory business trust created under the
laws of the State of Delaware (the "Trust"), hereby certifies that          (the
"Holder") is the registered owner of [$       in aggregate Liquidation Amount of
Preferred Securities of the Trust]/1/ [the aggregate Liquidation Amount of Preferred Securities of the Trust specified in Schedule A hereto]/2/ representing undivided beneficial interests in the assets of the Trust
designated the Series        % Preferred Securities (Liquidation Amount $
per Preferred Security) (the "Preferred Securities"). Subject to the Declaration (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in Person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated
Declaration of Trust of the Trust dated as of         ,    , as the same may be
amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee (as may be appropriate), and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Preferred Securities Guarantee to the extent provided therein.

     By acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

----------
/1/  Insert in Definitive Preferred Securities only.
/2/  Insert in Global Preferred Securities only.


                                       Exhibit A-1-2

     IN WITNESS WHEREOF, the Trust has duly executed this certificate.

     Dated:  ______________

                                        HALLIBURTON CAPITAL
                                        TRUST I

                                        By:    _________________________________

                                        Name:  _________________________________
                                                    Administrative Trustee


                                       Exhibit A-1-3

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Preferred Securities referred to in the within-mentioned Declaration.

                                        JPMORGAN CHASE BANK,
                                        as Property Trustee

                                        By:    _________________________________
                                                     Authorized Signatory


                                       Exhibit A-1-4

                          [FORM OF REVERSE OF SECURITY]

Distributions payable on each Preferred Security will be fixed at a rate per
annum of [ ]% (the "Coupon Rate") of the Liquidation Amount of $        per
Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one [semi-annual period] will bear interest thereon compounded [semi-annually] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

Distributions on the Preferred Securities will be cumulative, will accumulate from and including the most recent date to which Distributions have been paid
or, if no Distributions have been paid, from and including [        ], [    ]
to but excluding the related Distribution Date or any date fixed for redemption,
and will be payable [semi-annually] in arrears on [      ] and [      ] of each
year, commencing on [        ], [    ], except as otherwise described below and
in the Declaration. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month.

[As long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer the payment of interest on the Debentures at any time and from time to time for
a period not exceeding [      ] consecutive calendar [semi-annual] periods,
including the first such [semi-annual period] during such extension period (each, an "Extension Period"); provided, however, that no Extension Period shall extend beyond the Maturity Date of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, [semi-annual] Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded [semi-annually] during any Extension Period. Prior to the termination of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided, however, that such Extension Period, together with all previous and further extensions, if any, within such
Extension Period, may not exceed [     ] consecutive [semi-annual] periods,
including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Debentures. [Payments of Distributions that have accumulated but not been paid during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution payment date following the expiration of such Extension Period and prior to the commencement of any new Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.]

[Subject to the conditions set forth in the Declaration and the Indenture, the Property Trustee shall, at the direction of the Sponsor, at any time dissolve the Trust and, upon satisfaction of the liabilities to creditors of the Trust as provided by law, cause the Debentures to be distributed to


                                       Exhibit A-1-5
the holders of the Securities in liquidation of the Trust [or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.]

[The Preferred Securities shall be redeemable as provided in the Declaration.]

[The Preferred Securities shall be exchangeable for Debentures which, in turn,
are convertible into [          ] as provided in the Declaration and the
Indenture.]


                                       Exhibit A-1-6

     ASSIGNMENT FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:______________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Insert assignee's social security or tax identification number)________________

________________________________________________________________________________

________________________________________________________________________________

(Insert address and zip code of assignee) and irrevocably appoints _____________

________________________________________________________________________________

__________________________________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:       ____________________________

Signature:  ____________________________

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee***

----------

*** Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.


                                       Exhibit A-1-7

                                  SCHEDULE A*

     The initial number of Preferred Securities evidenced by the Certificate to which this Schedule is attached is (having an aggregate Liquidation Amount of $ ). The notations in the following table evidence decreases and increases in the number of Preferred Securities evidenced by such Certificate.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

----------
* Append to Global Preferred Securities only.


                                       Exhibit A-1-8

                                   EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE*

     THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

     THE COMMON SECURITIES ARE NOT TRANSFERABLE EXCEPT AS DESCRIBED IN THE DECLARATION (AS DEFINED BELOW).

Certificate No. ______                       Number of Common Securities _______

CUSIP NO. ___________

                                   Certificate

                    Certificate Evidencing Common Securities

                                       of

                           Halliburton Capital Trust I

                             ___% Common Securities

                (Liquidation Amount $_______ per Common Security)

     Halliburton Capital Trust I, a statutory business trust created under the
laws of the State of Delaware (the "Trust"), hereby certifies that          (the
"Holder") is the registered owner of $          in aggregate Liquidation Amount
of Common Securities of the Trust representing undivided beneficial interests in
the assets of the Trust designated the Series       % Common Securities
(Liquidation Amount $          per Common Security) (the "Common Securities").
Subject to the Declaration (as defined below), the Common Securities are transferable on the books and records of the Trust, in Person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the
Amended and Restated Declaration of Trust of the Trust dated as of        ,    ,
as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee and the Indenture (including any supplemental


                                       Exhibit A-2-1
indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

     By acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of __________, ____.

                                        Halliburton Capital Trust I

                                        By:
                                              __________________________________
                                        Name:
                                              __________________________________

                                              __________________________________
                                                   Administrative Trustee


                                       Exhibit A-2-2

                          [FORM OF REVERSE OF SECURITY]

Distributions payable on each Common Security will be fixed at a rate per annum
of [   ]% (the "Coupon Rate") of the Liquidation Amount of $          per
Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one [semi-annual] period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.

Distributions on the Common Securities will be cumulative, will accumulate from and including the most recent date to which Distributions have been paid or, if
no Distributions have been paid, from and including [         ], [    ] to but
excluding the related Distribution Date or any date fixed for redemption, and
will be payable [semi-annually] in arrears on [         ] and [    ] of each
year, commencing on [        ], [    ], except as otherwise described below and
in the Declaration. Distributions will be computed on the basis of a 360-day year consisting of twelve 30 day months and, for any period of less than a full calendar month, the number of days elapsed in such month.

[As long as no Event of Default (as defined in the Indenture) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer the payment of interest on the Debentures at any time and from time for a period
not exceeding [     ] consecutive calendar [semi-annual] periods, including the first such semi-annual period during such extension period (each an "Extension Period"), provided, however, that no Extension Period shall extend beyond the Maturity Date of the Debentures. Distributions will be deferred during any Extension Period. Notwithstanding such deferral, Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded [semi-annually] during any Extension Period. Prior to the termination of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided, however, that such Extension Period, together with all previous and further
extensions, if any, within such Extension Period, may not exceed [    ]
consecutive [semi-annual] periods, including the first semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Debentures. [Payments of Distributions that have accumulated but not been paid during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first Distribution Date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.]

[Subject to the conditions set forth in the Declaration and the Indenture, the Property Trustee shall, at the direction of the Sponsor, at any time dissolve the Trust and, upon satisfaction of the liabilities to creditors of the Trust as provided by law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust [or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.]


                                       Exhibit A-2-3

[The Common Securities shall be redeemable as provided in the Declaration.]

[The Common Securities shall be exchangeable for Debentures which, in turn,
shall be convertible into [         ] as provided in the Declaration and
Indenture.]

                                       Exhibit A-2-4